UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06590

Invesco Value Municipal Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices)	(Zip code)
Sheri Morris 1555 Peachtree Street, N.E., Suite 1800	Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	02/29
Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Value Municipal Income Trust

NYSE: IIM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800 341 2929 to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Trust.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Supplemental Information

7 Dividend Reinvestment Plan

8 Schedule of Investments

23 Financial Statements

27 Financial Highlights

28 Notes to Financial Statements

33Report of Independent Registered Public Accounting Firm

34Distribution Information

35Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about your Trust's performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Value Municipal Income Trust

Dear Fellow Shareholders:
Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
Bruce Crockett	￿ Assessing each portfolio management team's investment performance within the context of the fund's investment strategy.

￿ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub- advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Value Municipal Income Trust

Management's Discussion of Trust Performance

Performance summary

For the fiscal year ended February 29, 2020, Invesco Value Municipal Income Trust (the Trust), at net asset value (NAV), outperformed its style-specific bench- mark, the S&P Municipal Bond 5+ Year Investment Grade Index. The Trust's return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/19 to 2/29/20

Trust at NAV	14.53%
Trust at Market Value	12.88
S&P Municipal Bond Index￿ (Broad Market Index)	8.94
S&P Municipal Bond 5+ Year Investment Grade Index￿ (Style-Specific Index)	10.68
Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index￿
(Peer Group Index)	14.54
Market Price Discount to NAV as of 2/29/20	–9.80
Source(s): ￿RIMES Technologies Corp.; ￿Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expect- ing to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primar- ily for risk-tolerant long-term investors.

￿A deterioration or likely deterioration of an individual issuer's capacity to meet its debt obligations on a timely basis.

￿A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

￿Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Trust

The broad municipal bond market experi- enced positive returns for the sixth consecu- tive year at the close of 2019, and perfor- mance remained strong throughout the fiscal year. Investment grade municipal bonds re- turned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.1 In- vestment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.2 The municipal bond market performed positively as techni- cal conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about

How we invest

The Trust seeks to provide investors with cur- rent income that is exempt from federal in- come tax.

We seek to achieve the Trust's investment objective by investing primarily in municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, mu- nicipal commercial paper and lease obliga- tions. The Trust may also invest up to 20% of its net assets in non-investment grade and unrated securities that we determine to be of comparable quality at the time of investment.

From time to time, we may invest in municipal securities that pay interest subject to the fed- eral alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that have at- tractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust's income and total return.

Sell decisions generally are based on:

the global economic outlook.3 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

The first nine months of the fiscal year saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led inves- tors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk

Portfolio Composition

By credit sector, based on total investments

Revenue Bonds	79.3%
General Obligation Bonds	12.0
Pre-Refunded Bonds	8.6
Other	0.1

Top Five Debt Holdings

% of total net assets

1. North Texas Tollway Authority
Series 2008 D, Ref. RB	1.8%
2. Illinois (State of) Toll Highway
Authority Series 2013 A, RB	1.7
3. New Jersey (State of)
Transportation Trust Fund
Authority Series 2006 C, RB	1.6
4. New York (State of) Utility Debt
Securitization Authority
Series 2013 TE, RB	1.5

5.New York (City of), NY Municipal Water Finance Authority

Series 2012 FF, RB	1.4

The Trust's holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

Data presented here are as of February 29, 2020.

4Invesco Value Municipal Income Trust

of a government shutdown and the some- what unexpected UK election results set the stage for an orderly exit from the European Union by January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.4 Flows into the municipal bond asset class were posi- tive for the fiscal year.5 Fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns re- garding the global outbreak of the Coronavi- rus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to qual- ity assets, such as municipal bonds. This re- sulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020. Most municipal issuers were in strong financial shape heading into the COVID-19 pandemic and many provide essential services to all Americans. Though there could be small, iso- lated pockets of defaults in the future, we believe the vast majority of municipal bonds will pay current principal and interest, as his- tory has shown.

During the fiscal year, security selection in bonds A-rated† and below, as well as non- rated bonds, contributed to the Trust's per- formance relative to its style-specific bench- mark. Security selection in intermediate and longer maturity bonds (8.00 years and greater) also contributed to the Trust's rela- tive performance. At the sector level, security selection in local general obligation bonds contributed to the Trust's relative return. On a state level, security selection in Illinois is- sues benefited the Trust's relative perfor- mance.

Conversely, security selection in higher quality bonds (AAA and AA-rated specifically) detracted from the Trust's performance rela- tive to its style-specific benchmark during the fiscal year. The Trust's allocation to lower and intermediate coupon bonds (5.49% and less) also detracted from its relative performance. On a state level, security selection in Pennsyl- vania, Massachusetts, and New York holdings detracted from the Trust's relative perfor- mance, as well.

One important factor affecting the Trust's performance relative to its style-specific benchmark was the use of leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportuni- ties for additional income and total return for common shareholders. However, the use of leverage also can expose common sharehold- ers to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common-share NAV and total return is magni- fied by the use of leverage. Conversely, lever- age may enhance common-share returns dur-

ing periods when the prices of securities held by a trust generally are rising.

During the fiscal year, leverage contributed to the Trust's performance relative to its style-specific benchmark. The Trust achieved a leveraged position through the use of in- verse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds are instruments that have an inverse relation- ship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the fiscal year, leverage accounted for 38% of the Trust's total assets and it contributed to returns. For more infor- mation about the Trust's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and de- mand for similar securities. We are monitor- ing interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust's investments and/or the market price of the Trust's common shares.

Thank you for investing in Invesco Value Municipal Income Trust and for sharing our long-term investment horizon.

1 Source: Bloomberg

2Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: The Bond Buyer

5 Source: Strategic Insight

†A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage; moodys.com and select "Rating Methodologies" under Research and Ratings on the homepage; and fitchratings.com and select "Ratings Definitions" on the homepage.

Portfolio managers:

John (Jack) Connelly

Tim O'Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management's discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

5Invesco Value Municipal Income Trust

Invesco Value Municipal Income Trust's investment objective is to provide common shareholders with current income that is exempt from federal income tax.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets applicable to common shares.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Trust's reports, visit invesco.com/fundreports.

About indexes used in this report

￿The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.

￿The S&P Municipal Bond 5+ Year Invest- ment Grade Index seeks to measure the performance of investment grade US mu- nicipal bonds with maturities equal to or greater than five years.

￿The Lipper Closed-End General and In- sured Municipal Leveraged Debt Funds Index is an unmanaged index considered representative of closed-end general and insured leveraged municipal debt funds tracked by Lipper.

￿The Trust is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Trust may deviate significantly from the perfor- mance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6Invesco Value Municipal Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

￿Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

￿Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

￿Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The state- ment shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also ac- cess your account at invesco.com/closed-end.

￿Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your pur- chase will automatically enroll you in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other fi- nancial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven't participated in the Plan in the past or chose to opt out, you are still eligible to partici- pate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer- share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally 10 business days before the Distribution is paid. If your authoriza- tion arrives after such record date, your participa- tion in the Plan will begin with the following Distri- bution.

How the Plan works

If you choose to participate in the Plan, your Dis- tributions will be promptly reinvested for you, au- tomatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you'll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.Premium: If the Trust is trading at a premium

— a market price that is higher than its NAV — you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an inves- tor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduc- tion may be taxable because you are receiv- ing shares at less than market price.

2.Discount: If the Trust is trading at a discount

— a market price that is lower than its NAV — you'll pay the market price for your rein- vested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan's fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transac- tions because shares are purchased for all partici- pants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commis- sions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax infor- mation contained herein is general and is not ex- haustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly chang- ing. Shareholders should always consult a legal or tax adviser for information concerning their indi- vidual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all sharehold- ers listed on the account sign these written in- structions. If you withdraw, you have three op- tions with regard to the shares held in the Plan:

1.If you opt to continue to hold your non- certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.You may sell your shares through your finan- cial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Partici- pants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropri- ate to comply with applicable law or the rules and policies of the Securities and Exchange Commis- sion or any other regulatory authority, such writ- ten notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Cli- ent Services department at 800 341 2929 or visit invesco.com/closed-end.

7Invesco Value Municipal Income Trust

Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Municipal Obligations–159.61%(a)
Alabama–3.47%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group);
Series 2016 B, Ref. RB	5.00%	11/15/2046	$ 4,500	$5,377,545
Alabaster (City of), AL Board of Education; Series 2014 A, GO Wts. (b)(c)	5.00%	09/01/2024	2,190	2,596,332
Birmingham (City of), AL Airport Authority; Series 2010, RB (INS-AGM)(d)	5.25%	07/01/2030	3,600	3,650,364
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	700	757,057
Series 2016, RB	5.75%	06/01/2045	20	22,780
Birmingham (City of), AL Water Works Board; Series 2011, RB (INS -AGM)(d)(e)	5.00%	01/01/2036	8,575	8,877,269
Chatom (Town of), AL Industrial Development Board (PowerSouth Energy Cooperative); Series 2010
A, Ref. RB (INS -AGC)(d)	5.00%	08/01/2037	2,000	2,032,300
Lower Alabama Gas District (The); Series 2016 A, RB (e)	5.00%	09/01/2046	2,400	3,635,568
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR
(f)	5.25%	05/01/2044	860	1,027,649

				27,976,864
Alaska–0.50%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB (e)	5.50%	10/01/2041	3,825	4,057,751
Arizona–4.42%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB
(INS-AGM)(d)	5.00%	03/01/2041	2,065	2,139,195
Arizona (State of) Health Facilities Authority (Phoenix Children's Hospital); Series 2012, Ref. RB	5.00%	02/01/2042	4,450	4,740,807
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2042	1,905	2,218,734
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2036	1,650	1,988,118
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A,
Ref. RB (f)	5.00%	07/01/2037	680	707,452
Glendale (City of), AZ Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,008,420
Series 2010, RB	5.13%	05/15/2040	1,000	1,008,670
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2031	1,220	1,349,430
Series 2017, Ref. RB	5.00%	11/15/2045	880	955,513
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public
Schools); Series 2018 A, RB	5.00%	02/15/2048	700	817,082
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB (f)	5.00%	07/01/2049	600	688,824
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	1,165	1,177,512
Mesa (City of), AZ; Series 2013, RB (e)	5.00%	07/01/2032	7,600	8,338,340
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A,
RB (f)	6.50%	07/01/2034	435	509,833
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.00%	06/01/2042	2,665	2,865,834
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2017, RB (f)	5.00%	06/15/2047	360	374,627
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018,
RB (f)	5.25%	07/01/2048	1,175	1,233,727
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center);
Series 2014 A, RB	5.00%	08/01/2032	1,050	1,217,738
Series 2014 A, RB	5.25%	08/01/2032	2,000	2,340,880
				35,680,736
California–21.10%
Alhambra Unified School District (Election of 2004);
Series 2009 B, GO Bonds (INS -AGC)(d)(g)	0.00%	08/01/2035	3,010	2,253,256
Series 2009 B, GO Bonds (INS -AGC)(d)(g)	0.00%	08/01/2036	2,675	1,949,246
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB (e)	5.00%	04/01/2056	2,325	2,847,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Beverly Hills Unified School District (Election of 2008);
Series 2009, GO Bonds (g)	0.00%	08/01/2026	$ 2,720	$2,531,749
Series 2009, GO Bonds (g)	0.00%	08/01/2031	5,270	4,480,449
California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset
Securitization Corp.); Series 2006 C, RB (g)	0.00%	06/01/2055	10,335	743,190
California (State of);
Series 2010, GO Bonds	5.50%	03/01/2040	2,410	2,418,435
Series 2012, GO Bonds	5.25%	04/01/2035	4,135	4,507,233
Series 2013, GO Bonds	5.00%	04/01/2037	1,800	2,019,978
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB (f)	5.00%	04/01/2049	835	1,005,081
California (State of) Housing Finance Agency; Series 2019 2, Class A, Revenue Ctfs.	4.00%	03/20/2033	504	609,283
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing
Project); Series 2018, RB	5.00%	05/15/2035	1,245	1,563,185
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB (h)	5.00%	12/31/2037	2,000	2,486,400
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, Ref. RB (h)	4.00%	07/15/2029	670	804,837
California (State of) Pollution Control Finance Authority;
Series 2012, RB (f)(h)	5.00%	07/01/2027	1,190	1,308,226
Series 2012, RB (f)(h)	5.00%	07/01/2030	1,400	1,535,324
Series 2012, RB (f)(h)	5.00%	07/01/2037	3,075	3,358,761
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated
Group); Series 2010, RB (b)(c)	5.00%	11/01/2020	3,000	3,086,130
California (State of) Statewide Communities Development Authority (Loma Linda University Medical
Center);
Series 2014, RB	5.25%	12/01/2044	755	869,481
Series 2016 A, RB (f)	5.00%	12/01/2041	1,275	1,468,430
Series 2016 A, RB (f)	5.25%	12/01/2056	995	1,149,484
California Infrastructure & Economic Development Bank;
Series 2003 A, RB (b)(c)	5.00%	01/01/2028	4,500	5,977,980
Series 2003 A, RB (INS -AMBAC)(d)(e)	5.00%	07/01/2033	6,700	8,896,729
Series 2003 A, RB (b)(c)(e)	5.00%	01/01/2028	3,300	4,381,971
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS -NATL)(d)(g)	0.00%	08/01/2029	1,360	1,183,486
Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, GO Bonds (g)	0.00%	08/01/2043	2,120	1,177,215
Series 2009, GO Bonds (g)	0.00%	08/01/2044	1,090	586,485
Series 2009, GO Bonds (g)	0.00%	08/01/2045	6,270	3,264,664
Series 2009, GO Bonds (g)	0.00%	08/01/2048	4,610	2,200,814
East Bay Municipal Utility District; Series 2010 A, Ref. RB (e)	5.00%	06/01/2036	4,440	4,488,263
El Segundo Unified School District (Election of 2008);
Series 2009 A, GO Bonds (g)	0.00%	08/01/2031	4,155	3,414,496
Series 2009 A, GO Bonds (g)	0.00%	08/01/2032	3,165	2,544,882
Golden State Tobacco Securitization Corp.;
Series 2013 A, RB	5.00%	06/01/2030	3,200	3,622,432
Series 2018 A-1, Ref. RB	5.00%	06/01/2047	705	748,618
Series 2018 A-2, Ref. RB	5.00%	06/01/2047	3,235	3,435,149
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2010 B,
RB	5.00%	05/15/2040	2,000	2,016,760
Los Angeles (City of), CA Department of Water & Power; Series 2012 A, RB (e)	5.00%	07/01/2043	6,240	6,837,230
Los Angeles Department of Water; Series 2012 B, RB (e)	5.00%	07/01/2043	9,805	10,743,437
Menifee Union School District (Election of 2008);
Series 2009 C, GO Bonds (INS -AGC)(d)(g)	0.00%	08/01/2034	1,665	1,253,245
Series 2009 C, GO Bonds (INS-AGC)(d)(g)	0.00%	08/01/2035	300	219,831
Moreland School District (Crossover Series 14); Series 2006 C, Ref. GO Bonds (INS -AMBAC)(d)(g)	0.00%	08/01/2029	3,350	2,861,268
M-S-R Energy Authority; Series 2009 B, RB	6.13%	11/01/2029	995	1,299,500
Mt. San Antonio Community College District (Election 2008); Series 2013 A, GO Bonds (i)	6.25%	08/01/2043	1,985	2,155,670
Oak Grove School District (Election of 2008); Series 2009 A, GO Bonds (g)	0.00%	08/01/2028	2,400	2,116,176
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, GO Bonds (INS -AGM)(d)(g)	0.00%	08/01/2034	3,825	2,874,985
Series 2009 B, GO Bonds (INS -AGM)(d)(g)	0.00%	08/01/2035	4,120	3,014,398
Series 2009 B, GO Bonds (INS -AGM)(d)(g)	0.00%	08/01/2036	300	213,342
Series 2009 B, GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/2037	1,785	1,231,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
California–(continued)
Poway Unified School District (Election of 2008 - School Facilities Improvement District No.
2007-1);
Series 2009 A, GO Bonds (g)	0.00%	08/01/2028	$ 7,840	$7,017,584
Series 2009 A, GO Bonds (g)	0.00%	08/01/2031	8,475	7,083,829
Regents of the University of California; Series 2013 AI, RB (e)	5.00%	05/15/2033	6,000	6,782,160
San Buenaventura (City of), CA (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,180	2,378,097
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2019 A, Ref. RB (h)	5.00%	05/01/2036	1,165	1,511,541
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS
-AGM)(d)(g)	0.00%	09/01/2030	1,600	1,380,800
San Juan Unified School District (Election of 2002); Series 2010, GO Bonds (b)(c)	5.00%	08/01/2020	1,525	1,552,892
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.50%	09/01/2032	570	638,087
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, RB (g)	0.00%	06/01/2041	3,445	1,048,348
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB	5.00%	09/01/2031	2,450	2,873,874
University of California; Series 2018 AZ, Ref. RB (e)	4.00%	05/15/2048	2,385	2,803,925
William S. Hart Union High School District (Election of 2008); Series 2009 A, GO Bonds (g)	0.00%	08/01/2033	11,350	8,931,201
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS -AGM)(d)(g)	0.00%	08/01/2022	525	513,891
				170,272,127
Colorado–4.68%
Colorado (State of) Health Facilities Authority (Adventhealth Obligated); Series 2019, Ref. RB	4.00%	11/15/2043	1,030	1,219,046
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2018 A, RB	5.00%	11/15/2048	1,155	1,430,190
Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,675	1,933,838
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	840	1,045,800
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The));
Series 2017, Ref. RB (b)(c)	5.00%	06/01/2027	580	747,817
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB (e)	5.50%	01/01/2035	8,100	9,388,872
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2019,
RB	6.00%	01/15/2041	3,000	3,045,390
Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, Ref. RB	5.00%	12/01/2033	500	542,915
Denver (City & County of), CO; Series 2018 A, Ref. RB (e)(h)	5.25%	12/01/2048	5,740	7,279,755
Mirabelle Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2039	705	772,913
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	700	751,478
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. RB (f)	5.00%	12/15/2041	950	1,042,549
University of Colorado; Series 2013 A, RB (e)	5.00%	06/01/2043	7,500	8,522,325
				37,722,888
District of Columbia–3.39%
District of Columbia;
Series 2006 B-1, RB (INS-NATL)(d)	5.00%	02/01/2031	550	551,601
Series 2014 C, GO Bonds (e)	5.00%	06/01/2034	3,030	3,527,920
Series 2014 C, GO Bonds (e)	5.00%	06/01/2035	6,060	7,047,659
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	1,000	1,044,170
District of Columbia Water & Sewer Authority; Series 2013 A, RB (e)	5.00%	10/01/2044	6,000	6,900,780
Metropolitan Washington Airports Authority (Dulles Metrorail & Capital Improvement); Series 2019 B,
Ref. RB	4.00%	10/01/2053	1,675	1,956,082
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014
A, Ref. RB	5.00%	10/01/2053	5,905	6,333,703
				27,361,915
Florida–10.70%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019,
RB	4.00%	12/01/2049	1,255	1,453,541
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/2041	1,000	1,012,000
Broward (County of), FL;
Series 2015 A, RB (h)	5.00%	10/01/2045	1,280	1,501,005
Series 2017, RB (e)(h)	5.00%	10/01/2047	3,615	4,411,710
Series 2019 B, RB (h)	4.00%	09/01/2049	840	950,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Florida–(continued)
Broward County FL Water & Sewer Utility Revenue;
Series 2019 XM0790, Revenue Ctfs. (e)	4.00%	10/01/2043	$ 2,670	$3,181,118
Series 2019 XM0790, Revenue Ctfs. (e)	4.00%	10/01/2044	1,250	1,486,225
Cape Coral (City of), FL;
Series 2011 A, Ref. RB (b)(c)	5.00%	10/01/2021	1,500	1,600,530
Series 2011, Ref. RB (b)(c)	5.00%	10/01/2021	4,130	4,406,793
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.); Series 2015, Ref. RB (f)	6.00%	07/01/2045	250	276,795
Capital Trust Agency (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB (f)	5.00%	07/01/2046	1,250	1,353,900
Central Florida Expressway Authority;
Series 2019 XM0805, Revenue Ctfs. (e)	5.00%	07/01/2044	1,675	2,137,736
Series 2019 XM0806, Revenue Ctfs. (e)	5.00%	07/01/2049	2,390	3,030,472
Citizens Property Insurance Corp.; Series 2012 A-1, RB	5.00%	06/01/2021	4,890	5,141,884
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB
(Acquired 12/16/2013; Cost $2,198,211) (f)(j)	7.75%	05/15/2035	2,250	2,115,000
Davie (Town of), FL (Nova Southeastern University); Series 2013 A, RB	6.00%	04/01/2042	1,250	1,405,262
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	2,980	3,579,129
Greater Orlando Aviation Authority; Series 2019 A, RB (h)	4.00%	10/01/2049	1,000	1,164,630
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB (h)	5.00%	10/01/2048	2,055	2,543,782
Martin (County of), FL Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB (b)(c)	5.13%	11/15/2021	4,000	4,286,520
Series 2012, RB (b)(c)	5.50%	11/15/2021	1,100	1,185,745
Miami Beach (City of), FL Health Facilities Authority (Mount Sinai Medical Center); Series 2014, Ref.
RB	5.00%	11/15/2044	820	939,253
Miami-Dade (County of), FL;
Series 2010, Ref. RB (b)(c)	5.00%	10/01/2020	4,500	4,610,835
Series 2012 A, Ref. RB (b)(c)(h)	5.00%	10/01/2022	2,000	2,204,140
Series 2012 B, Ref. RB	5.00%	10/01/2032	1,000	1,103,150
Series 2012 B, Ref. RB	5.00%	10/01/2035	1,575	1,733,098
Series 2016 A, Ref. RB	5.00%	10/01/2041	1,195	1,462,274
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB
(e)	5.00%	04/01/2053	3,820	4,650,086

Miami-Dade (County of), FL Expressway Authority; Series 2010 A, Ref. RB (INS-AGM)(d)	5.00%	07/01/2035	3,415	3,459,873
Miami-Dade (County of), FL Industrial Development Authority (Waste Management, Inc.); Series 2018
B, RB (SIFMA Municipal Swap Index + 0.80%)(c)(h)(k)	1.95%	11/01/2021	580	580,754
Orange (County of), FL; Series 2012 B, Ref. RB (e)	5.00%	01/01/2031	7,500	8,080,350
Orlando (City of), FL Greater Orlando Aviation Authority; Series 2017 A, RB (h)	5.00%	10/01/2047	975	1,185,268
Osceola (County of), FL;
Series 2020 A-2, Ref. RB (g)	0.00%	10/01/2052	455	150,773
Series 2020 A-2, Ref. RB (g)	0.00%	10/01/2053	450	143,091
Series 2020 A-2, Ref. RB (g)	0.00%	10/01/2054	390	118,973
Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A,
RB	5.00%	11/01/2043	2,030	2,188,868
Palm Beach (County of), FL Solid Waste Authority; Series 2016, RB (e)	5.00%	10/01/2031	2,790	2,969,732
Putnam (County of), FL Development Authority (Seminole Electric Cooperative); Series 2018 B, Ref.
PCR	5.00%	03/15/2042	825	1,012,522
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	1,335	1,536,078
				86,353,221
Georgia–1.57%
Augusta (City of), GA Development Authority; Series 2018, RB	4.00%	07/01/2037	3,110	3,445,818
Brookhaven Development Authority (Children's Healthcare of Atlanta, Inc.); Series 2019 A, RB	4.00%	07/01/2049	1,670	1,957,942
Fulton (County of), GA Development Authority (Georgia Tech Athletic Association); Series 2012, Ref.
RB	5.00%	10/01/2042	510	556,461
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.); Series 2020, Ref. RB	5.00%	07/01/2044	1,675	2,103,197
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 &4); Series 2019, RB	4.00%	01/01/2049	920	1,033,730
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	5.25%	10/01/2027	2,170	2,308,294
Series 2012 A, RB	5.00%	10/01/2032	1,220	1,289,076
				12,694,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Hawaii–2.27%
Hawaii (State of); Series 2015 A, RB (h)	5.00%	07/01/2045	$ 1,575	$1,834,639
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group);
Series 2013 A, Ref. RB	5.50%	07/01/2043	3,000	3,353,700
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, COP (h)	5.00%	08/01/2028	1,775	1,994,603
Honolulu (City & County of), HI; Series 2012 A, GO Bonds (e)	5.00%	11/01/2029	10,000	11,120,400
				18,303,342
Idaho–0.86%
Idaho (State of) Health Facilities Authority (St. Luke's Regional Medical Center); Series 2010, RB (b)(c)	5.00%	07/01/2020	5,000	5,069,050
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.);
Series 2017 A, Ref. RB	5.00%	11/15/2032	730	789,991
Series 2017 A, Ref. RB	5.25%	11/15/2037	1,020	1,110,770
				6,969,811
Illinois–15.14%
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2037	630	734,845
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2040	395	458,216
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2042	315	364,282
Series 2008, Ref. RB (INS -AGM)(d)	5.00%	11/01/2027	280	280,904
Series 2012 A, GO Bonds	5.00%	01/01/2033	1,660	1,768,498
Series 2014, RB	5.00%	11/01/2044	765	866,240
Series 2014, Ref. RB (INS -AGM)(d)	5.00%	01/01/2030	1,000	1,119,030
Series 2015 A, GO Bonds	5.50%	01/01/2033	3,145	3,684,682
Series 2017 A, RB	5.00%	01/01/2047	2,500	2,899,025
Series 2019 A, GO Bonds	5.50%	01/01/2035	1,050	1,346,877
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB (h)	5.50%	01/01/2031	2,280	2,547,672
Series 2013 B, Ref. RB	5.00%	01/01/2025	1,550	1,729,335
Series 2014 A, Ref. RB (h)	5.00%	01/01/2041	1,100	1,232,550
Chicago (City of), IL (O'Hare International Airport);
Series 2015 C, RB (h)	5.00%	01/01/2046	790	902,741
Series 2015 D, RB	5.00%	01/01/2046	555	645,060
Series 2016 C, Ref. RB	5.00%	01/01/2037	1,595	1,920,173
Series 2017 D, RB	5.25%	01/01/2042	1,265	1,570,434
Series 2017 D, RB (e)(h)	5.00%	01/01/2052	5,000	5,934,200
Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2046	1,910	2,281,533
Series 2018 A, Ref. GO Bonds (INS -AGM)(d)	5.00%	12/01/2029	1,000	1,260,200
Series 2018 A, Ref. GO Bonds (INS-AGM)(d)	5.00%	12/01/2031	625	782,375
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2022	995	1,093,654
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	500	564,775
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2016 E, GO Bonds	5.00%	12/01/2045	1,650	1,997,869
Chicago (City of), IL Transit Authority;
Series 2011, RB (e)(l)	5.25%	12/01/2036	7,490	8,043,361
Series 2014, RB	5.00%	12/01/2044	3,270	3,801,506
Cook (County of), IL Forest Preserve District;
Series 2012 B, Ref. GO Bonds (e)	5.00%	12/15/2032	2,460	2,646,345
Series 2012 B, Ref. GO Bonds (e)	5.00%	12/15/2037	2,460	2,635,619
Illinois (State of);
Series 2012 A, GO Bonds	5.00%	01/01/2031	1,135	1,208,071
Series 2012, Ref. GO Bonds	5.00%	08/01/2021	1,035	1,092,401
Series 2013, GO Bonds (INS -AGM)(d)	5.25%	07/01/2029	1,880	2,119,249
Series 2014, GO Bonds	5.25%	02/01/2033	1,100	1,250,678
Series 2014, GO Bonds	5.00%	05/01/2035	1,000	1,132,870
Series 2014, GO Bonds	5.00%	05/01/2036	1,000	1,131,550
Series 2016, GO Bonds	5.00%	01/01/2041	1,750	2,037,367
Series 2017 D, GO Bonds	5.00%	11/01/2024	1,955	2,282,795
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2021	830	881,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Illinois–(continued)
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2022	$ 580	$636,562
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2039	1,250	1,440,138
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB (h)	8.00%	06/01/2032	360	362,012
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2035	3,045	3,419,718
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	2,205	2,562,276
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB (b)(c)	6.75%	08/15/2023	1,430	1,693,692
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	1,940	2,251,545
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (e)	5.25%	10/01/2052	3,720	4,122,541
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, RB (INS-AGM)(d)(g)	0.00%	12/15/2029	2,500	2,123,225
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, RB (INS
-NATL)(d)(g)	0.00%	12/15/2029	3,520	2,949,197
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS-AGM)(d)	5.25%	06/15/2031	1,060	1,227,416
Series 2014, Ref. RB (INS-AGM)(d)	5.25%	06/15/2032	965	1,116,264
Illinois (State of) Toll Highway Authority; Series 2013 A, RB (e)	5.00%	01/01/2038	12,300	13,589,655
Railsplitter Tobacco Settlement Authority; Series 2010, RB (b)(c)	5.50%	06/01/2021	4,090	4,329,101
Regional Transportation Authority;
Series 1999, Ref. RB (INS -AGM)(d)	5.75%	06/01/2021	4,000	4,237,400
Series 2018 B, RB	5.00%	06/01/2040	2,285	2,822,820
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB (e)	5.00%	01/01/2048	4,150	5,060,635
				122,192,614
Indiana–2.71%
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013 A, RB (h)	5.00%	07/01/2035	500	556,845
Series 2013 A, RB (h)	5.00%	07/01/2048	510	565,121
Series 2013, RB (h)	5.00%	07/01/2040	3,365	3,738,380
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, RB	5.00%	06/01/2039	3,325	3,500,660
Indianapolis Local Public Improvement Bond Bank; Series 2013 F, RB (e)	5.00%	02/01/2030	9,000	10,042,740
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB (h)	6.75%	01/01/2034	1,500	1,758,210
Whiting (City of), IN (BP Products North America); Series 2019, Ref. RB (c)(h)	5.00%	06/05/2026	1,390	1,701,499
				21,863,455
Iowa–1.08%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB (f)	5.88%	12/01/2027	1,025	1,067,988
Series 2013, Ref. RB (c)	5.25%	12/01/2037	1,190	1,341,106
Series 2019, Ref. RB	3.13%	12/01/2022	585	608,850
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	830	964,585
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, RB	5.50%	06/01/2042	1,695	1,713,052
Series 2005 C, RB	5.63%	06/01/2046	1,055	1,066,236
Series 2005 E, RB (g)	0.00%	06/01/2046	12,020	1,913,945
				8,675,762
Kansas–0.34%
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,676,640
Series 2018 I, Ref. RB	5.00%	05/15/2047	1,000	1,106,900
				2,783,540
Kentucky–3.15%
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(c)(k)	2.55%	02/01/2025	700	712,502
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information
Highway);
Series 2015 A, RB	5.00%	07/01/2040	1,245	1,393,578
Series 2015 A, RB	5.00%	01/01/2045	1,915	2,137,446
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017
A, Ref. RB	5.00%	06/01/2045	955	1,120,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Kentucky–(continued)
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System,
Inc.);
Series 2010 A, RB (b)(c)	6.00%	06/01/2020	$ 2,500	$2,531,150
Series 2010 B, Ref. RB (b)(c)	6.38%	06/01/2020	1,585	1,606,192
Kentucky (State of) Municipal Power Agency (Prarie State); Series 2019 A, Ref. RB	5.00%	09/01/2037	1,000	1,227,190
Kentucky (State of) Public Energy Authority; Series 2018 C-1, RB (c)	4.00%	06/01/2025	1,480	1,683,796
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 A, RB	5.75%	07/01/2049	1,000	1,137,330
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, RB (b)(c)	5.00%	07/01/2022	3,140	3,445,051
Kentucky Bond Development Corp; Series 2020, RB (INS-BAM)(d)(e)	5.00%	09/01/2044	3,860	4,941,726
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.50%	10/01/2033	3,000	3,445,680
				25,382,057
Louisiana–1.88%
Jefferson Sales Tax District; Series 2019 B, RB (INS-AGM)(d)	4.00%	12/01/2039	1,000	1,196,200
Lafayette (City of), LA Public Trust Financing Authority (Ragin' Cajun Facilities, Inc. - Housing &
Parking); Series 2010, RB (b)(c)	5.50%	10/01/2020	4,500	4,622,445
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority
(St. John the Baptist); Series 2019, RB (f)	3.90%	11/01/2044	1,000	1,053,430
Regional Transit Authority; Series 2010, RB (INS-AGM)(d)	5.00%	12/01/2030	1,000	1,030,410
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood); Series 2015, Ref. RB	5.25%	11/15/2037	1,850	2,050,818
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. RB	5.50%	05/15/2030	745	758,261
Series 2013 A, Ref. RB	5.25%	05/15/2031	745	779,799
Series 2013 A, Ref. RB	5.25%	05/15/2032	1,410	1,524,929
Series 2013 A, Ref. RB	5.25%	05/15/2033	1,190	1,285,795
Series 2013 A, Ref. RB	5.25%	05/15/2035	750	833,925
				15,136,012
Maryland–1.24%
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB (f)	4.50%	02/15/2047	1,500	1,626,000
Maryland (State of) Health & Higher Educational Facilities Authority (Lifebridge Health); Series 2015,
Ref. RB	5.00%	07/01/2040	4,250	5,041,350
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016,
Ref. RB	5.00%	07/01/2047	720	867,521
Maryland (State of) Health & Higher Educational Facilities Authority (Peninsula Regional Medical
Center); Series 2015, Ref. RB	5.00%	07/01/2045	1,465	1,675,506
Prince Georges (County of), MD (Collington Episcopal Life Care Community, Inc.); Series 2017, Ref.
RB	5.00%	04/01/2028	690	777,395
				9,987,772
Massachusetts–1.58%
Massachusetts (Commonwealth of) Transportation Fund Revenue; Series 2016 B, RB	4.00%	06/01/2046	2,520	2,867,105
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	3,125	3,723,343
Massachusetts (State of) Port Authority;
Series 2019 A, Ref. RB (h)	5.00%	07/01/2037	1,000	1,286,350
Series 2019 C, RB (h)	5.00%	07/01/2044	1,585	2,004,201
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. RB (INS-AGM)(d)	5.25%	08/01/2031	2,000	2,867,300
				12,748,299
Michigan–3.48%
Detroit (City of), MI; Series 2018, GO Bonds	5.00%	04/01/2035	250	291,723
Detroit (City of), MI Downtown Development Authority (Catalyst Development); Series 2018 A, Ref.
RB (INS -AGM)(d)(e)(l)	5.00%	07/01/2036	2,000	2,271,020
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate); Series 2017 A, Ref. RB	5.00%	11/01/2047	1,390	1,508,067
Michigan (State of) Building Authority (Facilities Program); Series 2016 I, Ref. RB (e)	5.00%	04/15/2041	2,715	3,305,675
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	1,745	2,043,116
Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2020 A, Ref. RB	5.00%	05/15/2036	1,680	2,018,923
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center);
Series 2018, RB	5.00%	11/01/2038	750	949,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. RB	5.00%	07/01/2044	$ 1,095	$1,184,078
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	550	636,801
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	550	643,522
Series 2015, Ref. RB	5.00%	07/01/2035	1,190	1,404,141
Michigan (State of) Finance Authority (MidMichigan Health Credit Group); Series 2014, Ref. RB	5.00%	06/01/2039	2,005	2,278,241
Michigan (State of) Finance Authority (Trinity Health Credit); Series 2017 MI, Ref. RB (e)	5.00%	12/01/2046	3,655	4,488,998
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB (f)	5.00%	07/01/2026	715	766,022
Michigan (State of) Strategic Fund (I-85 Improvement Project); Series 2018, RB (h)	5.00%	12/31/2032	750	957,143
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, RB	6.00%	06/01/2048	3,285	3,352,605
				28,099,748
Minnesota–0.25%
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	4.25%	07/01/2047	425	459,446
St. Cloud (City of), MN (CentraCare Health System); Series 2019, Ref. RB	5.00%	05/01/2048	1,235	1,553,643
				2,013,089
Missouri–1.55%
Kansas (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (h)	5.00%	03/01/2046	1,675	2,084,588
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2024	825	880,836
Series 2011 A, Ref. RB	5.50%	09/01/2025	1,445	1,542,133
Series 2011 A, Ref. RB	5.50%	09/01/2027	980	1,045,875
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. RB	5.25%	05/15/2050	475	548,715
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2019
A, RB	5.00%	02/01/2034	340	391,765
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, RB	5.00%	09/01/2042	2,000	2,117,700
Series 2013 A, RB	5.50%	09/01/2033	1,375	1,532,699
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2038	2,070	2,376,712
				12,521,023
Montana–0.26%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011
A, RB (b)(c)	5.75%	01/01/2021	2,000	2,081,160
Nebraska–1.11%
Central Plains Energy Project (No. 3); Series 2012, RB (m)	5.00%	09/01/2032	4,690	5,124,247
Douglas (County of), NE Hospital Authority No. 2 (Madonna Rehabilitation Hospital); Series 2014, RB	5.00%	05/15/2044	1,000	1,134,480
Lincoln (County of), NE Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012,
Ref. RB (b)(c)	5.00%	11/01/2021	2,500	2,667,725
				8,926,452
New Jersey–5.01%
Garden State Preservation Trust; Series 2005 A, RB (INS-AGM)(d)	5.75%	11/01/2028	920	1,178,437
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS-NATL)(d)(e)(l)	5.50%	09/01/2022	3,720	4,116,850
Series 2005, Ref. RB (INS-AMBAC)(d)	5.50%	09/01/2024	3,390	4,017,387
Series 2017 DDD, RB	5.00%	06/15/2032	1,030	1,253,953
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC);
Series 2017, Ref. RB (h)	5.00%	10/01/2037	945	1,132,110
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-
Montclair State University Student Housing); Series 2010 A, RB (b)(c)	5.88%	06/01/2020	1,975	1,999,786
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB (h)	5.38%	01/01/2043	2,000	2,277,600
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. RB (h)	5.00%	12/01/2024	1,100	1,293,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS-AGC)(d)(g)	0.00%	12/15/2026	$14,305	$12,796,967
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,173,450
Series 2018 A, Ref. RB	5.00%	12/15/2034	1,000	1,252,430
Series 2018 A, Ref. RN (e)(l)	5.00%	06/15/2029	1,575	1,896,505
Series 2018 A, Ref. RN (e)(l)	5.00%	06/15/2030	535	642,005
Series 2018 A, Ref. RN	5.00%	06/15/2031	995	1,190,886
Subseries 2016 A-1, RN	5.00%	06/15/2028	960	1,159,027
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.25%	06/01/2046	2,480	3,079,069
				40,460,194
New York–18.59%
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (f)(h)	5.00%	01/01/2035	1,600	1,804,864
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	2,500	2,501,350
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB (INS-AGM)(d)	4.00%	02/15/2047	1,500	1,722,180
Long Island (City of), NY Power Authority;
Series 2011 A, RB (b)(c)	5.00%	05/01/2021	4,955	5,204,484
Series 2014 A, Ref. RB	5.00%	09/01/2044	2,870	3,308,106
Metropolitan Transportation Authority;
Series 2010 D, RB (b)(c)	5.00%	11/15/2020	3,000	3,090,960
Series 2012 A, Ref. RB (e)	5.00%	11/15/2027	10,000	11,116,700
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. RB (e)(h)	5.00%	09/15/2028	3,255	4,226,422
New York (City of), NY Municipal Water Finance Authority; Series 2012 FF, RB (e)	5.00%	06/15/2045	10,545	11,491,519
New York (City of), NY Transitional Finance Authority;
Series 2013 I, RB	5.00%	05/01/2038	1,465	1,644,990
Subseries 2012 E-1, RB (e)	5.00%	02/01/2037	6,845	7,386,029
Subseries 2013, RB (e)	5.00%	11/01/2038	4,500	5,137,830
New York (City of), NY Water & Sewer System; Series 2019 EE-2, Ref. RB (e)	4.00%	06/15/2040	2,790	3,356,677
New York (Counties of), NY Tobacco Trust V; Series 2005 S-2, RB (g)	0.00%	06/01/2050	10,140	1,647,446
New York (Counties of), NY Tobacco Trust VI; Subseries 2016 A-1, Ref. RB	5.75%	06/01/2043	3,135	4,010,323
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS -AMBAC)(d)	5.50%	05/15/2028	2,900	3,905,053
Series 2005 A, RB (INS -AMBAC)(d)	5.50%	05/15/2029	2,455	3,390,085
New York (State of) Dormitory Authority (General Purpose);
Series 2013 A, RB (b)(c)	5.00%	02/15/2023	1,000	1,125,330
Series 2014 C, RB (e)	5.00%	03/15/2040	4,840	5,592,039
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS -BHAC)(d)	5.50%	07/01/2031	1,040	1,416,116
New York (State of) Thruway Authority; Series 2011 A-1, RB (e)	5.00%	04/01/2029	4,545	4,745,889
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, RB (e)	5.00%	12/15/2031	10,000	11,520,800
New York City Transitional Finance Authority Future Tax Secured Revenue; Series 2019 XM0802,
Revenue Ctfs. (e)	4.00%	11/01/2045	3,355	4,007,212
New York City Water & Sewer System; Series 2020, RB (e)	4.00%	06/15/2050	3,260	3,907,664
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB (f)	5.00%	11/15/2044	5,685	6,405,460
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 1, Ref. RB (e)	5.00%	09/15/2040	4,900	5,303,760
New York State Thruway Authority;
Series 2019 XM0794, Revenue Ctfs. (e)	4.00%	01/01/2050	4,790	5,645,350
Series 2020-XM0811, RB (INS-AGM)(d)(e)	4.00%	01/01/2050	2,625	3,106,609
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB (h)	5.00%	08/01/2031	1,580	1,654,465
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D
Redevelopment);
Series 2018, RB (h)	5.00%	01/01/2031	3,310	4,121,546
Series 2018, RB (h)	4.00%	01/01/2036	1,495	1,700,099
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (h)	5.00%	07/01/2046	1,660	1,910,892
Series 2016 A, RB (h)	5.25%	01/01/2050	3,055	3,540,165
Port Authority of New York & New Jersey; Series 2019 XL0122, Revenue Ctfs. (e)	4.00%	11/01/2049	3,690	4,415,528
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.75%	08/15/2043	1,500	1,539,120
Triborough Bridge and Tunnel Authority; Series 1992 Y, RB (b)	6.13%	01/01/2021	315	329,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2048	$ 2,940	$3,077,945
				150,010,352
North Carolina–3.37%
Charlotte (City of), NC (Charlotte Douglas International Airport);
Series 2017 A, RB (e)	5.00%	07/01/2047	4,000	4,932,440
Series 2017 A, RB (e)	5.00%	07/01/2042	1,915	2,377,147
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref. RB
(e)	5.00%	10/01/2055	9,050	10,819,909

North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB (h)	5.00%	06/30/2054	1,135	1,292,742
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2012 A,
RB (e)	5.00%	06/01/2042	4,890	5,348,193
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2012 A, Ref. RB (b)(c)	5.00%	06/01/2022	2,250	2,460,825
				27,231,256
North Dakota–0.59%
Ward (County of), ND (Trinity Obligated Group);
Series 2017 C, RB	5.00%	06/01/2043	2,140	2,512,981
Series 2017 C, RB	5.00%	06/01/2048	1,900	2,215,362
				4,728,343
Ohio–6.67%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016,
Ref. RB	5.25%	11/15/2046	790	949,406
Allen (County of), OH (Catholic Health Partners); Series 2012 A, Ref. RB	5.00%	05/01/2042	3,300	3,527,238
American Municipal Power, Inc.; Series 2015 A, Ref. RB	5.00%	02/15/2039	1,230	1,398,449
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	500	589,480
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, RB	5.75%	06/01/2034	235	235,284
Series 2007 A-2, RB	5.88%	06/01/2047	7,115	7,123,823
Series 2020 A-2, Ref. RB	4.00%	06/01/2037	520	621,717
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	470	539,287
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	2,660	3,008,141
Series 2020 B-3, Ref. RB (g)	0.00%	06/01/2057	3,610	508,216
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	3,000	3,695,400
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014
A, Ref. RB	6.50%	01/01/2034	1,000	1,068,800
Cleveland (City of), OH;
Series 2008 B-2, RB (INS -NATL)(d)(g)	0.00%	11/15/2026	3,545	3,189,117
Series 2008 B-2, RB (INS -NATL)(d)(g)	0.00%	11/15/2028	3,845	3,294,550
Series 2008 B-2, RB (INS -NATL)(d)(g)	0.00%	11/15/2038	2,800	1,736,420
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.25%	02/15/2047	2,555	3,042,162
Series 2017, Ref. RB	5.50%	02/15/2052	1,590	1,912,341
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.25%	07/01/2033	2,000	2,038,460
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB	8.00%	07/01/2042	1,025	1,151,946
Hamilton (County of), OH (Christ Hospital); Series 2012, RB (b)(c)	5.50%	06/01/2022	3,000	3,307,320
Hamilton (County of), OH (Cincinnati Childrens Hospital); Series 2019 CC, RB	5.00%	11/15/2049	1,255	2,041,998
Hamilton (County of), OH (Life Enriching Communities); Series 2016, Ref.RB	5.00%	01/01/2046	1,395	1,599,284
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	1,655	2,015,442
Montgomery (County of), OH (Trousdale Foundation Properties); Series 2018 A, RB (f)	6.00%	04/01/2038	1,490	1,701,654
Ohio (State of) (Portsmouth Bypass); Series 2015, RB (INS-AGM)(d)(h)	5.00%	12/31/2039	750	871,388
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB (f)(h)	4.25%	01/15/2038	575	653,039
Ohio (State of) Higher Educational Facility Commission (Summa Health System);
Series 2010, RB (b)(c)	5.75%	05/15/2020	325	328,156
Series 2010, RB	5.75%	11/15/2035	1,675	1,691,180
				53,839,698
Oklahoma–0.76%
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2022	1,000	1,065,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Oklahoma–(continued)
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.50%	08/15/2057	$ 2,150	$2,659,894
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources,
Inc.-Cross Village Student Housing); Series 2017, RB	5.00%	08/01/2052	1,825	1,022,000
Oklahoma (State of) Water Resources Board; Series 2018 C, RB	4.00%	10/01/2048	1,245	1,406,576
				6,153,780
Oregon–0.21%
Forest Grove (City of), OR (Pacific University); Series 2014 A, Ref. RB	5.00%	05/01/2040	1,570	1,681,219
Pennsylvania–1.92%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated
Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	1,000	1,226,030
Pennsylvania (State of) Turnpike Commission;
Series 2018 A-2, RB	5.00%	12/01/2048	1,180	1,479,354
Series 2018 B, RB	5.25%	12/01/2048	1,160	1,461,588
Subseries 2014 A-2, RB (i)	5.13%	12/01/2039	1,500	1,585,800
Subseries 2017 B-1, RB	5.25%	06/01/2047	1,250	1,542,338
Philadelphia (City of), PA;
Series 2017 A, RB	5.00%	10/01/2052	1,035	1,262,855
Series 2017 B, Ref. RB (h)	5.00%	07/01/2042	4,920	5,962,892
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University);
Series 2017 A, Ref. RB	5.00%	09/01/2047	795	950,749
				15,471,606
Puerto Rico–2.44%
Children's Trust Fund;
Series 2002, RB	5.50%	05/15/2039	3,420	3,522,668
Series 2002, RB	5.63%	05/15/2043	1,470	1,521,479
Series 2005 A, RB (g)	0.00%	05/15/2050	5,570	807,984
Puerto Rico (Commonwealth of); Series 2004 A, GO Bonds (INS-NATL)(d)	5.25%	07/01/2021	485	492,566
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS-NATL)(d)	5.25%	07/01/2033	725	789,902
Series 2007 VV, Ref. RB (INS -NATL)(d)	5.25%	07/01/2035	640	695,757
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. RB (INS -AGM)(d)	5.50%	07/01/2029	600	686,988
Series 2007 N, Ref. RB (INS-NATL)(d)	5.25%	07/01/2032	760	829,624
Series 2007 N, Ref. RB (INS-AGC)(d)	5.25%	07/01/2034	1,195	1,352,656
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. RB (INS -NATL)(d)	6.00%	07/01/2024	2,000	2,057,220
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (g)	0.00%	07/01/2029	1,405	1,139,863
Series 2018 A-1, RB (g)	0.00%	07/01/2033	2,116	1,489,156
Series 2018 A-1, RB	4.50%	07/01/2034	735	808,934
Series 2018 A-1, RB (g)	0.00%	07/01/2046	4,200	1,249,584
Series 2018 A-1, RB	4.75%	07/01/2053	500	566,060
Series 2019 A-2, RB	4.33%	07/01/2040	1,510	1,678,214
				19,688,655
Rhode Island–0.10%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2035	700	806,302
South Carolina–3.00%
Piedmont Municipal Power Agency; Series 2011 C, Ref. RB (INS -AGC)(d)	5.75%	01/01/2034	7,410	7,873,347
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2013 A, Ref. RB (b)(c)	5.25%	08/01/2023	4,450	5,116,610
South Carolina (State of) Ports Authority; Series 2015, RB (b)(c)(h)	5.25%	07/01/2025	4,500	5,502,870
South Carolina (State of) Public Service Authority; Series 2014, Ref. RB	5.00%	12/01/2046	1,175	1,358,218
South Carolina (State of) Public Service Authority (Santee Cooper Revenue Obligations); Series 2013
E, RB	5.50%	12/01/2053	3,830	4,374,894
				24,225,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
South Dakota–0.55%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group);
Series 2014 B, RB	5.00%	11/01/2044	$ 2,500	$2,851,175
Series 2015, Ref. RB	5.00%	11/01/2045	1,345	1,562,365
				4,413,540
Tennessee–0.73%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health); Series 2018 A, Ref.
RB	5.00%	07/01/2036	1,715	2,118,866
Johnson City (City of), TN Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2012, RB	5.00%	08/15/2042	1,000	1,076,620
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment); Series 2011
B, RB (b)(c)	5.25%	11/01/2021	2,475	2,657,630
				5,853,116
Texas–17.41%
Alamo Community College District; Series 2012, Ref. GO Bonds (e)	5.00%	08/15/2034	4,895	5,370,305
Austin (City of), TX; Series 2012, Ref. RB	5.00%	11/15/2042	1,490	1,647,106
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 B, RB	6.13%	04/01/2045	2,000	2,015,460
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	1,660	1,942,482
El Paso Independent School District; Series 2020, GO Bonds (CEP-Texas Permanent School Fund)(n)	4.00%	08/15/2045	1,895	2,252,984
Harris (County of), TX Metropolitan Transit Authority;
Series 2011 A, RB (e)	5.00%	11/01/2036	3,305	3,538,135
Series 2011 A, RB (e)	5.00%	11/01/2041	3,000	3,211,620
Houston (City of), TX Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref.
RB (h)	5.00%	07/15/2020	790	800,523
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (h)	4.75%	07/01/2024	500	545,085
Houston (City of), TX Convention & Entertainment Facilities Department;
Series 2001 B, RB (INS-AGM)(d)(g)	0.00%	09/01/2026	3,975	3,629,334
Series 2001 B, RB (INS-AGM)(d)(g)	0.00%	09/01/2027	5,015	4,484,714
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2012 A, RB	5.00%	02/15/2042	2,700	2,860,623
Keller Independent School District/TX; Series 2020-XM0812, GO Bonds (CEP -Texas Permanent
School Fund)(e)(n)	4.00%	02/15/2047	8,235	9,704,865
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB (f)	5.50%	08/15/2045	1,230	1,382,815
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, RB	5.25%	11/01/2040	500	513,975
Lower Colorado River Authority; Series 2019, Ref. RB	5.00%	05/15/2039	1,000	1,234,960
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2026	1,550	1,797,938
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017
A-1, RB	4.75%	07/01/2052	750	781,995
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I,
LLC-Texas A&M University); Series 2014 A, RB (INS-AGM)(d)	5.00%	04/01/2046	1,985	2,228,202
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, RB	6.50%	01/01/2043	1,000	1,115,770
North Texas Tollway Authority;
Series 2008 D, Ref. RB (INS-AGC)(d)(g)	0.00%	01/01/2028	16,400	14,696,860
Series 2008 D, Ref. RB (INS-AGC)(d)(g)	0.00%	01/01/2029	2,725	2,386,364
Series 2008 D, Ref. RB (INS-AGC)(d)(g)	0.00%	01/01/2031	3,550	2,962,368
San Antonio (City of), TX; Series 2013, RB	5.00%	02/01/2038	2,405	2,701,729
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, RB (INS-AGM)(d)	5.00%	10/01/2032	2,265	2,271,501
Series 2011, RB (INS-AGM)(d)	5.00%	10/01/2037	2,475	2,482,623
Tarrant County Cultural Education Facilities Finance Corp.; Series 2016 A, Ref. RB (e)	5.00%	02/15/2047	3,415	4,082,496
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2016, Ref. RB	5.00%	05/15/2037	1,410	1,562,491
Series 2016, Ref. RB	5.00%	05/15/2045	1,265	1,391,702
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017A, RB	6.38%	02/15/2048	1,785	2,042,308
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System);
Series 2016 A, Ref. RB	5.00%	02/15/2041	4,000	4,829,080
Temple (City of), TX; Series 2018 A, RB (f)	5.00%	08/01/2028	705	804,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Texas (State of) Transportation Commission;
Series 2016 A, GO Bonds	5.00%	04/01/2044	$ 1,585	$1,911,447
Series 2019, RB (g)	0.00%	08/01/2037	1,250	693,775
Series 2019, RB (g)	0.00%	08/01/2039	1,400	694,904
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2012 A, Ref. RB (b)(c)	5.00%	08/15/2022	1,000	1,102,210
Series 2015 B, Ref. RB (g)	0.00%	08/15/2036	3,075	1,645,648
Series 2015 B, Ref. RB (g)	0.00%	08/15/2037	705	359,973
Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,843,100
Series 2015 C, Ref. RB	5.00%	08/15/2042	3,975	4,589,893
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002 A, RB (INS-BHAC)(d)(g)	0.00%	08/15/2027	6,800	6,113,132
Series 2002, RB (b)(g)	0.00%	08/15/2027	200	182,674
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	4,560	5,429,318
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, RB	5.00%	12/15/2028	3,025	3,339,812
Series 2012, RB	5.00%	12/15/2029	3,000	3,307,020
Series 2012, RB	5.00%	12/15/2031	1,200	1,319,700
Series 2012, RB	5.00%	12/15/2032	1,125	1,235,903
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH
288 Toll Lanes); Series 2016, RB (h)	5.00%	12/31/2055	1,070	1,241,617
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant
Express Managed Lanes); Series 2019 A, Ref. RB	5.00%	12/31/2033	840	1,108,901
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC
Segments 3A and 3B Facility); Series 2013, RB (h)	7.00%	12/31/2038	1,250	1,481,325
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	545	563,285
University of Houston; Series 2008, Ref. RB (INS -AGM)(d)(e)	5.00%	02/15/2033	363	363,722
Ysleta Independent School District; Series 2020-XL0127, GO Bonds (CEP-Texas Permanent School
Fund)(e)(n)	4.00%	08/15/2052	3,960	4,657,871
				140,458,351
Utah–1.12%
Salt Lake (City of), UT;
Series 2017 A, RB (e)(h)	5.00%	07/01/2047	2,540	3,075,432
Series 2018 A, RB (h)	5.00%	07/01/2048	1,275	1,570,545
Series 2018 A, RB (h)	5.25%	07/01/2048	1,710	2,146,529
Utah (County of), UT; Series 2016 B, RB (e)	4.00%	05/15/2047	2,025	2,217,112
				9,009,618
Virgin Islands–0.31%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A,
RB	5.00%	10/01/2029	2,500	2,510,950
Virginia–2.74%
Richmond (City of), VA Metropolitan Authority; Series 2002, Ref. RB (INS -NATL)(d)	5.25%	07/15/2022	1,895	1,991,455
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group);
Series 2010, Ref. RB	5.00%	07/01/2033	2,500	2,534,525
Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB	5.00%	09/01/2050	330	338,676
Roanoke (City of), VA Industrial Development Authority (Carilion Clinic Obligated Group);
Series 2005, RB (b)(c)	5.00%	07/01/2020	35	35,471
Roanoke (City of), VA Industrial Development Authority (Carilion Health System); Series 2005 B, RB
(INS -AGM)(d)	5.00%	07/01/2038	2,365	2,397,259
Virginia (State of) College Building Authority; Series 2019 A, RB	3.00%	02/01/2039	610	669,445
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB (h)	6.00%	01/01/2037	700	773,304
Series 2012, RB (h)	5.50%	01/01/2042	3,355	3,649,502
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, RB (h)	5.00%	07/01/2034	3,645	3,897,343
Series 2012, RB (h)	5.00%	01/01/2040	1,810	1,930,202
Virginia (State of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB (h)	5.00%	12/31/2056	3,310	3,926,355
				22,143,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Value Municipal Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington–3.27%
Kalispel Tribe of Indians; Series 2018 A, RB (f)	5.00%	01/01/2032	$1,350	$1,616,126
Seattle (Port of), WA;
Series 2012 A, Ref. RB	5.00%	08/01/2032	2,500	2,730,775
Series 2019, RB (h)	5.00%	04/01/2044	1,545	1,931,265
Washington (State of);
Series 2004 F, GO Bonds (INS -AMBAC)(d)(g)	0.00%	12/01/2029	5,100	4,454,289
Series 2019 A, GO Bonds (e)	5.00%	08/01/2042	1,850	2,356,364
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2043	1,160	1,455,417
Series 2018, RB (e)	5.00%	07/01/2048	4,140	5,149,994
Series 2018, RB	5.00%	07/01/2048	830	1,027,424
Washington (State of) Health Care Facilities Authority; Series 2019 A-2, Ref. RB (e)(l)	5.00%	08/01/2044	3,635	3,770,586
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.25%	06/01/2031	1,900	1,918,373
				26,410,613
West Virginia–0.93%
West Virginia (State of) Economic Development Authority (Appalachian Power Co. - Amos);
Series 2010 A, Ref. RB	5.38%	12/01/2038	4,000	4,138,360
West Virginia University; Series 2020, RB (e)	4.00%	10/01/2047	2,845	3,342,135
				7,480,495
Wisconsin–2.85%
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB (f)	6.75%	08/01/2031	900	1,197,540
Series 2017, RB (f)	6.75%	12/01/2042	2,100	2,538,732
Public Finance Authority (KU Campus Development Corp.); Series 2016, RB (e)	5.00%	03/01/2046	3,420	4,057,625
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB (f)	5.13%	06/15/2039	650	683,962
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2039	5,000	5,339,000
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.);
Series 2014, RB	5.50%	05/01/2034	2,000	2,228,520
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1,
RB (f)	6.38%	01/01/2048	640	692,038
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	1,655	2,011,719
Series 2018 A, RB	5.35%	12/01/2045	1,655	1,998,098
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.50%	04/01/2032	1,155	1,246,187
Series 2015, Ref. RB	5.75%	04/01/2035	815	965,751
				22,959,172
Wyoming–0.31%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB (INS-BAM)(d)(e)	5.00%	01/01/2047	2,060	2,470,434
TOTAL INVESTMENTS IN SECURITIES(o)–159.61% (Cost $1,144,871,679)				1,287,811,326
FLOATING RATE NOTE OBLIGATIONS–(31.28)%
Notes with interest and fee rates ranging from 1.58% to 2.02% at 02/29/2020 and contractual maturities of collateral ranging from 09/01/2022 to 04/01/2056 (See
Note 1J)(p)				(252,395,000)

VARIABLE RATE MUNI TERM PREFERRED SHARES–(28.89)%				(233,066,997)
OTHER ASSETS LESS LIABILITIES–0.56%				4,504,210
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$806,853,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Value Municipal Income Trust

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC – American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SIFMA	– Securities Industry and Financial Markets Association
Wts.	– Warrants

Notes to Schedule of Investments:

(a)Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust's use of leverage.

(b)Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(c)Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)Principal and/or interest payments are secured by the bond insurance company listed.

(e)Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.

(f)Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $43,150,040, which represented 5.35% of the Trust's Net Assets.

(g)Zero coupon bond issued at a discount.

(h)Security subject to the alternative minimum tax.

(i)Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(j)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 29, 2020 represented less than 1% of the Trust's Net Assets.

(k)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(l)Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $13,501,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)Security subject to crossover refunding.

(n)Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(o)This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	5.78%

(p)Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Trust's investments with a value of $401,969,778 are held by TOB Trusts and serve as collateral for the $252,395,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Value Municipal Income Trust

Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,144,871,679)	$1,287,811,326
Cash	486,625
Receivable for:
Interest	11,392,712
Investment for trustee deferred compensation and
retirement plans	123,776
Total assets	1,299,814,439
Liabilities:
Floating rate note obligations	252,395,000
Variable rate muni term preferred shares ($0.01 par
value, 2,331 shares issued with liquidation
preference of $100,000 per share)	233,066,997
Payable for:
Investments purchased	6,492,646
Dividends	39,588
Accrued fees to affiliates	25,903
Accrued interest expense	420,780
Accrued trustees' and officers' fees and benefits	5,169
Accrued other operating expenses	200,196
Trustee deferred compensation and retirement plans	314,621
Total liabilities	492,960,900
Net assets applicable to common shares	$806,853,539

Net assets applicable to common shares

consist of:
Shares of beneficial interest — common shares	$679,177,068
Distributable earnings	127,676,471
$806,853,539
Common shares outstanding, no par value,
with an unlimited number of common
shares authorized:
Common shares outstanding	47,056,518
Net asset value per common share	$17.15
Market value per common share	$15.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Value Municipal Income Trust

Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$50,075,366
Expenses:
Advisory fees	6,794,922
Administrative services fees	107,167
Custodian fees	18,348
Interest, facilities and maintenance fees	11,134,976
Transfer agent fees	49,552
Trustees' and officers' fees and benefits	28,949
Registration and filing fees	40,100
Reports to shareholders	88,183
Professional services fees	132,917
Other	96,811
Total expenses	18,491,925
Net investment income	31,583,441
Realized and unrealized gain from:
Net realized gain from investment securities	725,755
Change in net unrealized appreciation of investment securities	69,782,274
Net realized and unrealized gain	70,508,029
Net increase in net assets resulting from operations applicable to common shares	$102,091,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Value Municipal Income Trust

Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$31,583,441	$32,406,231
Net realized gain	725,755	923,014
Change in net unrealized appreciation (depreciation)	69,782,274	(4,661,922)
Net increase in net assets resulting from operations applicable to common shares	102,091,470	28,667,323
Distributions to common shareholders from distributable earnings	(31,692,606)	(33,882,961)

Return of capital applicable to common shares	(1,378,715)	(393,007)

Total distributions	(33,071,321)	(34,275,968)

Net increase (decrease) in net assets applicable to common shares	69,020,149	(5,608,645)
Net assets applicable to common shares:
Beginning of year	737,833,390	743,442,035
End of year	$806,853,539	$737,833,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Value Municipal Income Trust

Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$102,091,470

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(97,327,954)
Proceeds from sales of investments	76,306,192
Proceeds from sales of short-term investments, net	8,526,043

Amortization of premium on investment securities	6,566,281
Accretion of discount on investment securities	(5,507,007)

Increase in receivables and other assets	(185,093)

Increase in accrued expenses and other payables	147,039

Net realized gain from investment securities	(725,755)

Net change in unrealized appreciation on investment securities	(69,782,274)

Net cash provided by operating activities	20,108,942
Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(31,700,924)

Return of capital	(1,378,715)

Decrease in payable for amount due custodian	(2,787,678)

Proceeds of TOB Trusts	40,330,000

Repayments of TOB Trusts	(24,085,000)

Net cash provided by (used in) financing activities	(19,622,317)

Net increase in cash and cash equivalents	486,625

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$486,625

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$11,174,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Value Municipal Income Trust

Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year Ended		Years ended February 28,		Year Ended
	February 29,				February 29,

	2020	2019	2018	2017	2016
Net asset value per common share, beginning of period	$15.68	$15.80	$15.93	$16.73	$16.57

Net investment income(a)	0.67	0.69	0.77	0.79	0.85
Net gains (losses) on securities (both realized and unrealized)	1.50	(0.08)	(0.16)	(0.80)	0.15

Total from investment operations	2.17	0.61	0.61	(0.01)	1.00
Less:
Dividends paid to common shareholders from net investment income	(0.67)	(0.72)	(0.74)	(0.79)	(0.84)
Return of capital	(0.03)	(0.01)	—	—	—
Total distributions	(0.70)	(0.73)	(0.74)	(0.79)	(0.84)

Net asset value per common share, end of period	$17.15	$15.68	$15.80	$15.93	$16.73

Market value per common share, end of period	$15.47	$14.35	$14.49	$14.75	$17.13

Total return at net asset value(b)	14.53%	4.50%	4.27%	0.02%	6.47%

Total return at market value(c)	12.88%	4.29%	3.27%	(9.55)%	12.62%
Net assets applicable to common shares, end of period (000's omitted)	$806,854	$737,833	$743,442	$749,406	$786,795

Portfolio turnover rate(d)	6%	15%	7%	14%	12%
Ratios/supplemental data based on average net assets
applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.40%(e)	2.48%	2.05%	1.65%	1.31%

With fee waivers and/or expense reimbursements excluding interest,	0.95%(e)	0.99%	0.95%	0.90%	0.86%
facilities and maintenance fees

Without fee waivers and/or expense reimbursements	2.40%(e)	2.48%	2.05%	1.65%	1.38%

Ratio of net investment income to average net assets	4.10%(e)	4.41%	4.73%	4.72%	5.22%
Senior securities:
Total amount of preferred shares outstanding (000's omitted)	$233,100	$233,100	$233,100	$193,100	$193,100
Asset coverage per preferred share(f)	$446,141	$416,531	$418,937	$488,092	$507,455
Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)Portfolio turnover is not annualized for periods less than one year, if applicable.

(e)Ratios are based on average daily net assets applicable to common shares (000's omitted) of $771,105.

(f)Calculated by subtracting the Trust's total liabilities (not including preferred shares, at liquidation value) from the Trust's total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Value Municipal Income Trust

Notes to Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Value Municipal Income Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

The Trust's investment objective is to provide common shareholders with current income which is exempt from federal income tax.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust's net asset value and, accordingly, they reduce the Trust's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

E.Federal Income Taxes – The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust's taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt dividends", as defined in the Internal

Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares ("VMTP Shares"), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

28	Invesco Value Municipal Income Trust

H.Indemnifications – Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust's servicing agreements, that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.Floating Rate Note Obligations – The Trust invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Trust's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

K.Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust's investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust's transaction costs.

29	Invesco Value Municipal Income Trust

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust's average daily managed assets. Managed assets for this purpose means the Trust's net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust's financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust's custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2020, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2020, the Trust engaged in securities purchases of $25,139,621 and securities sales of $29,913,883, which did not result in any net realized gains (losses).

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and Trustees' and Officers' Fees and Benefits also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees' and Officers' Fees and Benefits include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Trust may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Trust's total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2020 were $231,491,154 and 2.29%, respectively.

30	Invesco Value Municipal Income Trust

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$—	$ 352,835
Ordinary income-tax-exempt	31,692,606	33,530,126

Ordinary income-tax-exempt VMTP shares	5,701,270	5,745,883

Return of capital	1,378,715	393,007
Total distributions	$38,772,591	$40,021,851

Tax Components of Net Assets at Period-End:
		2020
Net unrealized appreciation — investments		$142,992,323
Temporary book/tax differences		(293,050)

Capital loss carryforward		(15,022,802)

Shares of beneficial interest		679,177,068

Total net assets		$806,853,539

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust's net unrealized appreciation (depreciation) difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,467,221	$3,555,581	$15,022,802

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2020 was $103,177,063 and $75,608,933, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$147,321,111
Aggregate unrealized (depreciation) of investments	(4,328,788)
Net unrealized appreciation of investments	$142,992,323

Cost of investments for tax purposes is $1,144,819,003.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions, on February 29, 2020, undistributed net investment income was increased by $1,365,492, undistributed net realized gain (loss) was increased by $13,722 and shares of beneficial interest was decreased by $1,379,214. This reclassification had no effect on the net assets of the Trust.

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 29,	February 28,
	2020	2019
Beginning shares	47,056,518	47,056,518
Shares issued through dividend reinvestment	—	—
Ending shares	47,056,518	47,056,518

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

31	Invesco Value Municipal Income Trust

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 9, 2012, the Trust issued 712 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 9, 2012 were used to redeem all of the Trust's outstanding Auction Rate Preferred Shares ("ARPS"). In addition, the Trust issued 719 Series 2015/6-IIM VMTP Shares in connection with the reorganization of Invesco Value Municipal Bond Trust, Invesco Value Municipal Trust and Invesco Value Municipal Securities into the Trust with a liquidation preference of $100,000 per share. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. On December 5, 2014, the Trust extended the term of the VMTP Shares and was required to redeem all outstanding VMTP Shares on December 1, 2017, unless earlier redeemed, repurchased or extended. On February 2, 2015, the Trust issued 500

Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share. On June 1, 2017, the Trust issued an additional 400 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share. In addition, on June 1, 2017, the Trust extended the term of the VMTP Shares and was required to redeem all outstanding VMTP Shares on December 1, 2019, unless earlier redeemed, repurchased or extended. On June 1, 2019, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on December 1, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and were amortized over the original 3 year life of the VMTP Shares. In addition, the Trust incurred costs in connection with the extension of the VMTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate muni term preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the "SIFMA" Index). As of February 29, 2020, the dividend rate is equal to the SIFMA Index plus a spread of 1.05%, which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 29, 2020 were $233,100,000 and 2.42%, respectively.

The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTP Shares remains unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust's yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VMTP Shares at the liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VMTP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VMTP Shares, and therefore the "spread" on the VMTP Shares (determined in accordance with the VMTP Shares' governing document) remains unchanged. At period-end, the Trust's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2020:

Declaration Date	Amount per Share	Record Date		Payable Date
March 2, 2020	$0.0560	March 17,	2020	March 31,	2020

April 1, 2020	$0.0560	April 15,	2020	April 30,	2020

NOTE 13—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Trust's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Trust should be immaterial.

32	Invesco Value Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Value Municipal Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Value Municipal Income Trust (the "Trust") as of February 29, 2020, the related statements of operations and cash flows for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33	Invesco Value Municipal Income Trust

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in December 2019. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

			Gain from
		Net Income	Sale of Securities	Return of Principal	Total Distribution
12/31/2019	IM	$0.0558	$0.0000	$0.0030	$0.0588

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

34	Invesco Value Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	96.31%

* The above percentages are based on ordinary income dividends paid to shareholders during the Trust's fiscal year.

35	Invesco Value Municipal Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	2010	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	2010	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	2010	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics
		Rights Watch and Member of its Investment Committee; and Member of		research
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		foundation) and
		organization)		its Investment
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Committee;
Member of Board
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
of Friends of the
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
LRC (non-profit
Director of Columbia Equity Financial Corp. (privately held financial advisor)
legal advocacy);

Board Member
and Investment
Committee
Member of
Pulitzer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	2010	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered
and Treasurer		investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
FundTrust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2010	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation and Invesco Managed Accounts, LLC
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970	2010	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Officer		Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.
T-6	Invesco Value Municipal Income Trust

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment	N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds
Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801
Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Computershare Trust Company, N.A
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	250 Royall Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Canton, MA 02021
T-7	Invesco Value Municipal Income Trust

(This page intentionally left blank)

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust's semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust's Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-06590	MS-CE-VMINC-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report."

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$56,907	$52,825
Audit-Related Fees	$0	$0
Tax Fees(1)	$19,377	$5,700
All Other Fees	$0	$0

Total Fees	$76,284	$58,525

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for Taxable Income calculations, including excise tax and year-to-date preparation of U.S. Tax Returns and estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 2020	Affiliates for fiscal year end 2019 That
	That Were Required	Were Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S- X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable

Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre- approvals"). Any services requiring pre-approval that are not within the scope of general pre- approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre- approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2- 01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre- approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,798,377 for the fiscal year ended February 29, 2020 and $4,245,700 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to

SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non- fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C. Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives'

severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A. INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

∙Mark Paris, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

∙John Connelly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015.

∙Tim O'Reilly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2010.

∙James Phillips, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

∙John Schorle, Portfolio Manager, who has been responsible for the Trust since 2018 and has been associated with Invesco and/or its affiliates since 2010.

∙Julius Williams, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub- adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund

Invesco Value Municipal Income Trust
Mark Paris	None

John Connelly	$100,001 - $500,000

Tim O'Reilly	None

James Phillips	None

John Schorle	None

Julius Williams	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

Portfolio	Other Registered		Other Pooled			Other
	Investment Companies		Investment Vehicles			Accounts
Manager
	Managed		Managed			Managed

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

		Invesco Value Municipal Income Trust
Mark Paris	30	$53,010.9	None	None	31	$0.71
John Connelly	17	$27,598.8	None	None	31	$0.71
Tim O'Reilly	23	$41,536.6	None	None	31	$0.71
James Phillips	17	$27,598.8	None	None	31	$0.71
John Schorle	17	$27,598.8	None	None	31	$0.71
Julius Williams	22	$39,198.0	None	None	31	$0.71

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub- Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled

1These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period2
Invesco3	One-, Three- and Five-year performance against
Invesco Deutschland	Fund peer group
Invesco Hong Kong3
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division3
Invesco Senior Secured3,4	Not applicable
Invesco Capital3,5

2Rolling time periods based on calendar year-end.

3Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

4Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

5Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

Invesco Canada3

Invesco Japan6

One-year performance against Fund peer group

Three- and Five-year performance against entire universe of Canadian funds

One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is

6Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Value Municipal Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020